Income Tax Expense	12 Months Ended
Mar. 31, 2020
Income Tax Expense [Abstract]
Income Tax Expense (Benefit)
8. INCOME TAXES
The Tax Cuts and Jobs Act (the “TCJA”) was enacted on December 22, 2017. The TCJA reduced the maximum U.S. federal corporate income tax rate to 21.0%, required companies to pay a one-time transition tax on earnings of certain foreign subsidiaries that were previously tax deferred and created new taxes on certain foreign sourced earnings. The Company applied the guidance in Staff Accounting Bulletin No. 118, Income Tax Accounting Implications of the Tax Cut and Jobs Act when accounting for the enactment-date effects of the TCJA.
We consider the tax expense recorded for the TCJA to be complete at this time. However, it is possible that additional legislation, regulations, interpretations and/or guidance may be issued in the future that may result in additional adjustments to the tax expense recorded related to the TCJA. We have continued to monitor these as they are published. While none have resulted in material adverse impacts through fiscal 2020, there are certain items, which were not yet considered law as of March 31, 2020, that if finalized as proposed, could result in an adverse impact on our consolidated financial statements. Specifically, full retroactive application to April 1, 2019 of certain of the regulations relating to §267A, would require recognition of income tax expense up to $15,000 related to the period April 1, 2019 through December 4, 2019 when we restructured certain of our intercompany financing arrangements. This potential impact contains significant uncertainty and could be impacted by various factors, including any differences between the proposed and finalized regulations, issued in April 2020, and their retroactive application.
Income from continuing operations before income taxes was as follows:

Years Ended March 31,	2020	2019	2018
United States operations	$325,522	$235,405	$203,872
Ireland operations	29,543	13,693	11,837
Other locations operations	143,616	120,372	139,273
	$498,681	$369,470	$354,982
The components of the provision for income taxes related to income from continuing operations consisted of the following:

Years Ended March 31,	2020	2019	2018
Current:
United States federal	$42,032	$29,943	$47,728
United States state and local	9,971	12,484	7,727
Ireland	5,036	2,627	2,596
Other locations	24,600	26,824	26,742
	81,639	71,878	84,793
Deferred:
United States federal	10,073	5,775	(15,728)
United States state and local	2,363	2,836	2,656
Ireland	(899)	(546)	(280)
Other locations	(2,300)	(15,549)	(8,081)
	9,237	(7,484)	(21,433)
Total Provision for Income Taxes	$90,876	$64,394	$63,360
The total provision for income taxes can be reconciled to the tax computed at the Ireland statutory tax rate for 2020 and 2019, and the United Kingdom statutory rate for 2018 as follows:

Years Ended March 31,	2020	2019	2018
National statutory tax rate	12.5%	12.5%	19.0%
Increase (decrease) in accruals for uncertain tax positions	(0.3)%	—%	0.1%
U.S. state and local taxes, net of federal income tax benefit	2.0%	3.1%	2.3%
Increase in valuation allowances	0.5%	0.4%	0.1%
U.S. research and development credit	(0.5)%	(0.6)%	(0.5)%
U.S. foreign income tax credit	(0.6)%	(0.2)%	(0.2)%
Difference in non-Ireland tax rates	6.9%	4.5%	—%
Difference in non-United Kingdom tax rates	—%	—%	4.1%
U.S. manufacturing deduction	—%	—%	(0.8)%
Excess tax benefit for equity compensation	(2.8)%	(2.2)%	(1.8)%
Tax rate changes on deferred tax assets and liabilities	0.1%	(0.6)%	(10.3)%
U.S. transition tax on foreign earnings	—%	(0.3)%	4.9%
U.S. tax reform impact, GILTI and FDII	0.1%	0.3%	—%
Acquisitions and divestitures	—%	—%	0.5%
Capitalized acquisition, redomiciliation costs	0.1%	0.5%	—%
All other, net	0.2%	—%	0.4%
Total Provision for Income Taxes	18.2%	17.4%	17.8%
Unrecognized Tax Benefits.  We classify uncertain tax positions and related interest and penalties as long-term liabilities within “Other liabilities” in our accompanying Consolidated Balance Sheets, unless they are expected to be paid within 12 months, in which case, the uncertain tax positions would be classified as current liabilities within “Accrued income taxes.” We recognize interest and penalties related to unrecognized tax benefits within “Income tax expense” in our accompanying Consolidated Statements of Income.
A reconciliation of the beginning and ending balances of the total amounts of unrecognized tax benefits is as follows:

	2020	2019
Unrecognized Tax Benefits Balance at April 1	$2,314	$2,500
Increases for tax provisions of current year	176	178
Decreases for tax provisions of prior year	(1,570)	(186)
Other, including currency translation	(45)	(178)
Unrecognized Tax Benefits Balance at March 31	$875	$2,314
We recognized interest and penalties related to uncertain tax positions in the provision for income taxes. As of March 31, 2020, and 2019 we had $243 and $360 accrued for interest and penalties, respectively. If all unrecognized tax benefits were recognized, the net impact on the provision for income tax expense would be $1,118. The decrease in unrecognized tax benefits from prior year is due to the release of expired positions. It is reasonably possible that during the next 12 months, there will be no material reductions in unrecognized tax benefits as a result of the expiration of various statutes of limitations or other matters.
We operate in numerous taxing jurisdictions and are subject to regular examinations by various United States federal, state and local, as well as foreign jurisdictions. We are no longer subject to United States federal examinations for years before fiscal 2016 and, with limited exceptions, we are no longer subject to United States state and local, or non-United States, income tax examinations by tax authorities for years before fiscal 2015. We remain subject to tax authority audits in various jurisdictions wherever we do business.
In May 2019, we received two notices of proposed tax adjustment from the U.S. Internal Revenue Service (the “IRS”) regarding the deductibility of interest paid on certain intercompany debt. The notices relate to fiscal years 2016 and 2017. In September 2019, we received another notice of proposed adjustment for the same issue, for the 2018 fiscal year. The IRS adjustments would result in a cumulative tax liability of approximately $40,000. Notices have not been received for subsequent periods. We are contesting the IRS’s assertions, and intend to pursue available remedies such as appeals and litigation, if necessary. We have not established reserves related to these notices. An unfavorable outcome is not expected to have a material adverse impact on our consolidated financial position but could be material to our consolidated results of operations and cash flows for any one period.
We estimate that the tax benefit from our Costa Rican Tax Holiday is $1,900 (or $0.02 per fully diluted share), annually. The Tax Holiday runs fully exempt, from income tax, through 2025 and partially exempt through 2029.
Deferred Taxes.  The significant components of the deferred tax assets and liabilities recorded in our accompanying balance sheets at March 31, 2020 and 2019 were as follows:

March 31,	2020	2019
Deferred Tax Assets:
Post-retirement benefit accrual	$2,871	$3,142
Compensation	12,560	14,275
Net operating loss carryforwards	16,149	19,195
Accrued expenses	5,490	4,858
Insurance	3,620	3,187
Deferred income	11,316	7,509
Bad debt	1,820	1,386
Pension	2,273	3,364
Operating leases (1)	28,945	—
Other	6,024	7,707
Deferred Tax Assets	91,068	64,623
Less: Valuation allowance	13,891	13,478
Total Deferred Tax Assets	77,177	51,145
Deferred Tax Liabilities:
Depreciation and depletion	68,179	61,060
Operating leases (1)	29,268	—
Intangibles	129,951	128,479
Other	2,078	2,197
Total Deferred Tax Liabilities	229,476	191,736
Net Deferred Tax Assets (Liabilities)	$(152,299)	$(140,591)
(1) For more information regarding our operating leases, see Note 10 titled, "Commitments and Contingencies".
At March 31, 2020, we had U.S. federal operating loss carryforwards of $10,942, which remain subject to a 20 year carryforward period. Additionally, we had non-U.S. operating loss carry forwards of $41,450. Although the majority of the non-U.S. carryforwards have indefinite expiration periods, those carryforwards that have definite expiration periods will expire if unused between fiscal years 2021 and 2041. In addition, we have recorded pre-valuation allowance tax benefits of $2,042 related to state operating loss carryforwards. If unused, these state operating loss carryforwards will expire between fiscal years 2021 and 2040. At March 31, 2020, we had $2,547 of tax credit carryforwards. These credit carryforwards can be used through fiscal 2030.
We review the need for a valuation allowance against our deferred tax assets. A valuation allowance of $13,891 has been applied to a portion of the net deferred tax assets because we do not believe it is more-likely-than-not that we will receive future benefit. The valuation allowance increased during fiscal 2020 by $413.
Other than the tax expense recorded for the one-time transition tax on unremitted earnings of non-US subsidiaries, no additional provision has been made for income taxes on undistributed earnings of foreign subsidiaries as the Company’s position is that these amounts continue to be indefinitely reinvested.  The amount of undistributed earnings of subsidiaries was approximately $1,600,000 at March 31, 2020.  It is not practicable to estimate the additional income taxes and applicable withholding taxes that would be payable on the remittance of such undistributed earnings.
In October 2015, the Organization for Economic Cooperation and Development (OECD), in conjunction with the G20, finalized broad-based international tax policy guidelines that involve transfer pricing and other international tax subjects. While some member jurisdictions automatically adopt the new OECD guidelines, most member countries can adopt the guidelines only by new law or regulations. We are currently adopting processes to comply with the reporting requirements specified by the guidelines and are evaluating the other parts of the guidelines.